UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2011

COASTAL CARIBBEAN OILS & MINERALS, LTD

(Exact name of company as specified in its charter)

BERMUDA	001-04668	NONE
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Clarendon House, Church Street Hamilton HM DX, Bermuda		HM-11
(Address of principal executive offices)		(Zip Code)

(850) 878-2411

Company’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4c) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 4.01	Changes in Company’s Certifying Accountant

SIGNATURE PAGE

EXHIBIT INDEX

Ex - 16	Letter from Baumann, Raymondo & Company, PA to the Securities and Exchange Commission dated May 5, 2011.

Item 4.01	Changes in Company’s Certifying Accountant.

Previous Independent Accountants

On May 3, 2011 Coastal Caribbean Oils & Minerals, Ltd. (the “Company”) advised its independent auditors Baumann, Raymondo & Company, PA (“Baumann”) that the Company was not going to engage them to audit the Company’s financial statements for the fiscal year 2011 and that the Company was retaining a new auditing firm. This decision was approved by the Company’s board of directors at a special meeting held on May 3, 2011. The sole purpose for the change in auditing firms was the material difference in the cost to the Company for the annual audit and quarterly reviews of the Company’s Form 10-Qs.

The reports of Baumann on the Company’s consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles, but did contain an explanatory paragraph for an uncertainty regarding the Company’s ability to continue as a going concern.

In connection with the audits of the Company’s financial statements for the past two fiscal years ended December 31, 2010, and in the subsequent interim periods, there were no disagreements with Baumann on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to Baumann’s satisfaction, would have caused Baumann to make reference to the matter in their report. There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K. The Company has requested Baumann to furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of the letter, dated May 5, 2011 is filed as Exhibit 16 to this Form 8-K.

New Independent Accountants

On May 3, 2011, Averett Warmus Durkee Osburn Henning (“New Accountant”) was retained as the Company’s independent auditors. Averett Warmus Durkee Osburn Henning is registered with the Public Company Accounting Oversight Board (“PCAOB”), and is located in Orlando, Florida. The Company’s Board of Directors approved the engagement of the New Accountant at the Special Board of Directors meeting held on May 3, 2011.

During the Company’s two most recent fiscal years and the subsequent interim period(s) prior to engaging the New Accountant, neither the Company nor anyone acting on behalf of the Company consulted the New Accountant regarding (i) either (a) the application of accounting principles to a specified transaction, either completed or proposed, or (b) the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K). In addition, during the Company’s two most recent fiscal years and the subsequent interim period(s) prior to engaging the New Accountant, no written report was provided by the New Accountant to the Company and no oral advice was provided that the New Accountant concluded was an important factor considered by the Corporation in reaching a decision as to any accounting, auditing, or financial reporting issue.

c.	Exhibits

Exhibit No.	Exhibit

16	Letter from Baumann, Raymondo & Company, PA to the Securities and Exchange Commission dated May 5, 2011.

FORM 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly organized.

COASTAL CARIBBEAN OILS & MINERALS, LTD.

By:	/s/ Phillip W. Ware
Phillip W. Ware,
President, Chief Executive Officer and Principal Accounting Officer

Date: May 5, 2011

EXHIBIT INDEX

Exhibit No.	Description

16	Letter from Baumann, Raymondo & Company, PA to the Securities and Exchange Commission dated May 5, 2011.